OPTION AGREEMENT
AGREEMENT, dated as of August 31, 1995, by and between CARTEL MARKETING (the Holder") and Automobile Protection Corporation - APCO (the "Company").
WHEREAS, the Holder has agreed to receive the option herein set forth as consideration for services of Holder to the Company
NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto agree as follows:
1. In consideration of the services of Holder to Company, the Company hereby grants to the Holder the right to purchase up to 21,000 shares of the Common Stock, $.00l per value ("Common Stock") of the Company at an exercise price equivalent to $2.44 per share of Common Stock, as follows: the Holder shall have the right to purchase one-third of the shares of Common Stock purchasable under this agreement on June 30 in each of 1996, 1997 and 1998, provided that during the term of this agreement the Holder sells not less than 7,200 EasyCare service contracts during each period ending June 30 and either (a) the Holder sells only EasyCare service contracts, or (b) if there is no EasyCare service contract available for specific customer needs, the Holder sells service contracts other than EasyCare service contracts not to exceed
10% of the Holder's total service contract revenues.   If Holder fails
to meet any of the aforementioned conditions, this agreement will terminate and any option that has not vested will immediately expire and
any option that has vested will no longer be exercisable.   Subject to
the foregoing, once Holder has the right to acquire a portion of the shares of Common Stock hereunder, Holder may purchase such shares of Common Stock subject to the terms of this agreement until June 30, 1999. This option is not granted under a stock option plan other than the plan formed by the terms of this agreement. This is not an incentive stock option as that term is defined in the Internal Revenue Code of 1986, as amended.
2. Payment of Exercise Price. The purchase price for the shares of Common Stock pursuant to which the option is exercised, will be paid in full at the time of exercise, either in cash or in a manner to be
determined  at  the  sole discretion of the Company.   Exercise  of  any
option hereunder shall be by written notice to the Company at its principal place of business, specifying the number of shares of Common Stock being purchased and accompanied by the purchase price and any withholding tax obligations imposed on the Company by reason of the exercise of the option. In the event that the tax obligation, if any, is not paid, the Company will be permitted to treat as payment of any withholding tax amount due, the exercise of that number of whole shares of Common Stock equal to the amount of the tax due divided by the fair market value of the Common Stock as of the date the option is exercised, and the Company will be permitted to deduct such number of shares of Common Stock from the total number being exercised. Certificates representing the shares as to which the option shall have been exercised shall be registered in the name of the person exercising the option.
3. Rights of Stockholder. The Holder shall not have any of the rights of a stockholder with respect to the Common Stock covered by the option until the date of the issuance of a stock certificate for shares of Common Stock purchased hereunder.
4. Transferability. This option and the rights conferred may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution,
attachment or similar process.   Upon any attempt to transfer,  assign,
pledge, hypothecate or otherwise dispose of this option or any right conferred hereby, or upon the levy of any attachment or similar process on the rights conferred hereby, this option and the rights conferred hereby shall immediately become null and void.
5. Restricted Nature of Securities. This option and the shares of Common Stock receivable on the exercise of the option are not registered under the Securities Act of 1933, as amended (the "Act") . As a condition to the sale of Common Stock on the exercise of the option, the person exercising such option may be required by the Company to give it such documents, including such appropriate investment representations as may be required by Counsel for the Company and such additional agreements as the Counsel for the Company may determine, as a condition to the acceptance of the exercise of any option hereunder.
The Holder represents that it has received and carefully reviewed the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1994, and Annual Report to Stockholders and related proxy materials for the Company's Annual Meeting to be held in February 1995, and has
been   granted  the  opportunity  to  obtain  any  additional,  publicly available information relating to the Company and ask questions of executives of the Company that it deems necessary to verify the accuracy and completeness of the information provided to it. Holder represents that it is acquiring this option solely for its own account for the purpose of investment and not with a view to or for resale in connection with any distribution thereof, except in compliance with the Act, any
applicable   state  securities  laws  and  the  rules  and   regulations
thereunder. Holder represents that its knowledge and experience in financial and business matters is such that Holder is capable of evaluating an investment in the option and that Holder's financial condition is such that Holder can bear the economic risks of acquiring and holding this option.
6. Sales under Securities Act. Anything in this agreement to the contrary notwithstanding, the Holder hereby agrees that it shall not sell, transfer by any means or otherwise dispose of the option or the Common Stock acquired by him upon exercise of the option hereunder without registration under the Act, or in the event that they are not so registered, unless (a) an exemption from the Act is available thereunder, and (b) the Holder has furnished the Company with notice of such proposed transfer, and the Counsel for the Company, in its reasonable opinion, shall deem such proposed transfer to be so exempt, or the Holder has furnished the Company with notice of such proposed transfer, together with an opinion of legal counsel reasonably satisfactory to the Counsel for the Company, that in such counsel's opinion such proposed transfer shall be so exempt.
7.  Stop Transfer: Legend.
(a) The Company may place stop transfer orders with its transfer agent against the transfer of the shares of Common Stock issuable under the option hereof in the absence of registration under the Act or an exemption therefrom provided herein.
        (b) The certificates evidencing shares of Common Stock to be issued upon the exercise of the option may bear the following legends:
        "The shares represented by this certificate have been
acquired for investment and have not been registered under the Securities Act of 1933, as amended. The shares may not be sold or transferred in the absence of such registration or an
exemption therefrom under said Act."
            "The shares represented by this certificate have been
acquired pursuant to an agreement dated as of August 31, 1995, a copy of which is on file with the Company,  and may not be
transferred, pledged or disposed or exempt in accordance with the terms and conditions thereof."
8.  Adjustment to Number of Securities.
(a) If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of stock or securities of the Company or stock of a different
par value    or    without   par   value,   through   reorganization,
recapitalization,  reclassification,   stock  dividend,   stock   split,
amendment to the Company's Certificate of Incorporation or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and/or kind of securities allocated to this option, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding option.
        (b) Upon the effective date of the dissolution or liquidation of the Company, or of a reorganization, merger or consolidation of the Company with one or more corporations in which the Company will not survive as an independent publicly owned corporation, or of a transfer of substantially all the property or more than eighty percent (80%) of the then outstanding shares of Common Stock of the Company to another corporation, this option shall terminate unless provision be made in writing in connection with such transaction for the assumption of the option granted, or the substitution for the option of a new option covering the shares of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of stock and prices in which event the new option substituted therefor, shall continue in the manner and under the terms so provided.
        (c) Adjustments under this paragraph shall be made by the
Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan or any such adjustment.
9.  Termination.
    If the Holder fails to fulfill its obligations pursuant to paragraph 1, then that portion of this option that is not then exercisable on such termination shall immediately terminate and no additional shares of Common Stock shall become exercisable hereunder. Notwithstanding the foregoing, in the event of a termination of this option, if the Holder, as of a time immediately prior to such termination, has the right to acquire any shares of Common Stock, the Holder will have the right to exercise such right pursuant to the terms of this Option.
10.  Miscellaneous Provisions.
        (a) Applicable Law. This agreement shall be governed by the laws of the State of Georgia applicable to contracts made and to be wholly performed therein.
(b) Amendment.  This agreement may only be amended by a
written instrument executed by the Company and by the Holder.
        (c) Entire Agreement. This agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.
        (d) Execution in Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
(e) Notices.  All notices, requests, demands and other
communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:
If to the Holder, to:   Cartel Marketing
                        9841 Airport Blvd, #1424
                        Los Angeles, CA 90045
If   to Company,  to:   Automobile Protection Corporation - APCO
                        15 Dunwoody Park
                        Drive Dunwoody, GA  30338
                        Attention:  Secretary
        (f) Headings.       The headings contained herein are for the
sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this agreement.
        (g) Severability. Any provision of this agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdic tion(s), ineffective to the extent of such prohibition or unen forceability without invalidating the remaining provisions of this agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
(h) Gender. Unless the context otherwise requires, all personal pronouns used in this agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.
IN WITNESS WHEREOF, this agreement has been executed and delivered by the parties hereto.

AUTOMOBILE PROTECTION CORPORATION

By:

HOLDER
By: